Exhibit 99.1

June 10, 2020	FOR IMMEDIATE RELEASE

CONTACT: Kelly Polonus, Great Southern, (417) 895-5242
kpolonus@greatsouthernbank.com

GREAT SOUTHERN BANCORP, INC. ANNOUNCES PRICING OF SUBORDINATED NOTES OFFERING

SPRINGFIELD, MO. – Great Southern Bancorp, Inc. (NASDAQ: GSBC) (the “Company”), the holding company for Great Southern Bank (the “Bank”), today announced the pricing of its public offering of $75.0 million aggregate principal amount of 5.50% Fixed-to-Floating Rate Subordinated Notes due June 15, 2030 (the “Notes”). The price to the public is 100% of the principal amount of the Notes. Interest on the Notes initially will accrue at a rate equal to 5.50% per annum from and including June 15, 2020 to, but excluding, June 15, 2025 or the earlier redemption date, payable semi-annually in arrears. From and including June 15, 2025 to, but excluding, June 15, 2030 or the earlier redemption date, interest will accrue at a floating rate per annum equal to a benchmark rate, which is expected to be Three-Month Term SOFR (as defined in the indenture relating to the Notes), plus a spread of 532.5 basis points, payable quarterly in arrears. The Notes are intended to qualify as Tier 2 capital for regulatory purposes. The offering is expected to close on June 12, 2020, subject to the satisfaction of customary closing conditions.

Piper Sandler & Co. and Keefe, Bruyette & Woods, A Stifel Company are acting as book-running managers and Janney Montgomery Scott LLC is acting as co-manager for the offering.

The Company estimates that the net proceeds of the offering will be approximately $73.9 million, after deducting underwriting discounts and commissions, but before deducting estimated transaction expenses payable by the Company. The Company intends to use the net proceeds of the offering for general corporate purposes, which may include repayment or redemption of outstanding indebtedness, the payment of dividends, providing capital to support its organic growth or growth through strategic acquisitions, capital expenditures, financing investments, repurchasing shares of its common stock and for investments in the Bank as regulatory capital.

The offering is being made by means of a prospectus supplement and accompanying base prospectus. The Company has filed with the U.S. Securities and Exchange Commission (“SEC”) a registration statement (File No. 333-237548) and a preliminary prospectus supplement to the base prospectus contained in the registration statement for the Notes to which this communication relates. The Company will file a final prospectus supplement relating to the Notes. Prospective investors should read the prospectus supplement and the base prospectus in the registration statement and other documents the Company has filed or will file with the SEC for more complete information about the Company and the offering.

Copies of these documents, when available, can be obtained for free by visiting the SEC’s website at www.sec.gov, or may be obtained by contacting Piper Sandler & Co. by email at FSG-DCM@psc.com or Keefe, Bruyette & Woods, A Stifel Company at USCapitalMarkets@kbw.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the Notes, nor shall there be any sale of the Notes in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offering of the Notes is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The Notes being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the prospectus supplement or the registration statement or prospectus relating thereto.

About Great Southern Bancorp, Inc.

The Company, with approximately $5.1 billion in assets, is a financial holding company headquartered in Springfield, Missouri. The Bank, a Missouri-chartered trust company (the equivalent of a commercial bank charter) and a wholly-owned subsidiary of the Company, offers a broad range of banking services to commercial and consumer customers. The Bank operates 97 retail banking centers in Missouri, Arkansas, Iowa, Kansas, Minnesota and Nebraska, and commercial loan production offices in Atlanta, Chicago, Dallas, Denver, Omaha, Nebraska, and Tulsa, Oklahoma. Great Southern Bancorp’s common stock is traded on the Nasdaq Global Select Market under the symbol “GSBC.” Please visit www.GreatSouthernBank.com for additional information.

Forward-looking Statements

This press release contains statements that are considered forward-looking statements within the meaning of and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified with use of terms such as “may,” “might,” “will,” “would,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue” and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions, known trends and statements about future performance, operations, products and services of the Company (referred to below as “we,” “us” or “our”) and its subsidiaries. Our ability to predict results or the actual effects of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those contained in the forward-looking statements. The novel coronavirus disease, or COVID-19, pandemic is adversely affecting us, our customers, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on our business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions, including further increases in unemployment rates, or turbulence in domestic or global financial markets could adversely affect our revenues and the values of our assets and liabilities, reduce the availability of funding, lead to a tightening of credit, and further increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices as a result of, or in response to COVID-19, could affect us in substantial and unpredictable ways.

Other factors that could cause or contribute to such differences include, but are not limited to: (i) expected revenues, cost savings, earnings accretion, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (ii) changes in economic conditions, either nationally or in our market areas; (iii) fluctuations in interest rates; (iv) the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (v) the possibility of other-than-temporary impairments of securities held in our securities portfolio; (vi) our ability to access cost-effective funding; (vii) fluctuations in real estate values and both residential and commercial real estate market conditions; (viii) the ability to adapt successfully to technological changes to meet customers' needs and developments in the marketplace; (ix) the possibility that security measures implemented might not be sufficient to mitigate the risk of a cyber-attack or cyber theft, and that such security measures might not protect against systems failures or interruptions; (x) legislative or regulatory changes that adversely affect our business, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and its implementing regulations, the overdraft protection regulations and customers' responses thereto and the Tax Cut and Jobs Act of 2017; (xi) changes in accounting policies and practices or accounting standards, including Accounting Standards Update 2016-13, Credit Losses (Topic 326), “Measurement of Credit Losses on Financial Instruments,” commonly referenced as the Current Expected Credit Loss model, which, upon adoption, is expected to result in an increase in our allowance for credit losses; (xii) results of examinations of us by our regulators, including the possibility that the regulators may, among other things, require us to limit our business activities, change our business mix, increase our allowance for loan losses, write-down assets or increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; (xiii) costs and effects of litigation, including settlements and judgments; (xiv) competition; (xv) uncertainty regarding the future of LIBOR; (xvi) natural disasters, war, terrorist activities or civil unrest and their effects on economic and business environments in which we operate; and (vii) other risks discussed under the heading “Risk Factors” in the preliminary prospectus supplement, as well as the risk factors included in the documents incorporated therein by reference, including under Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2019 and Part II, Item 1A of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, all of which could cause actual results to differ from those set forth in the forward-looking statements.

There can be no assurance that other factors not currently anticipated by us will not materially and adversely affect our business, financial condition and results of operations. Readers are cautioned not to place undue reliance on our forward-looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and we do not intend, and undertake no obligation, to publicly revise or update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by federal securities law.